EXHIBIT 32.1

                      CERTIFICATION PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

     The undersigned, Tiao-Tsan Lai and Yun-Yi Tseng hereby jointly certify as follows:

     (a) They are the Chief Executive Officer and the Chief Financial Officer, respectively, of City Network, Inc. (the "Company");

     (b) To the best of their knowledge, the Company's Quarterly Report on Form 10-QSB/A for the quarter ended June 30, 2005 (the "Report") complies in all material respects with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

     (c) To the best of their knowledge, based upon a review of the Report, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the period certified.


Date: January 27, 2006                      By: /s/ Tiao-Tsan Lai
                                                --------------------------------
                                                Tiao-Tsan Lai
                                                Chief Executive Officer
                                                (Principal Executive Officer)



Date: January 27, 2006                      By: /s/ Yun-Yi Tseng
                                                --------------------------------
                                                Yun-Yi Tseng
                                                Chief Financial Officer
                                                (Principal Financial Officer)